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                                                       Deutsche Asset Management


Morgan Grenfell Investment Trust
International Small Cap Equity
Investment Class and Institutional Class

Supplement dated June 27, 2000 (Replacing Supplement dated April 6, 2000) to Prospectuses dated February 28, 2000

The following replaces the second and third sentence of the first paragraph under the "Principal Investments" section:

The Fund focuses principally on small capitalization companies. For this purpose, we define small capitalization companies as, at the time of purchase,
(i) companies ranked according to market capitalization in the bottom 25% of issuers listed on a stock exchange; (ii) companies listed on a secondary market (such as an inter-dealer market) or (iii) companies whose securities are not listed on a stock exchange or traded in a secondary market. The Fund generally invests in companies with market capitalizations within the range of capitalizations reflected in the Salomon Global Equity Extended Market Index. As of March 31, 2000, the Index has a weighted average market capitalization of over $3.1 billion.

The following replaces the "Portfolio Managers" section in the Fund's
Prospectuses:

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:


Richard Curling, Director--Head of Global Small Cap, Deutsche Asset Management Investment Services Limited and Lead Manager of the Fund.

 .  Joined the investment adviser in 1981.
 .  18 years of investment industry experience.
 . Global responsibility for UK small companies team and global small companies team.


Jonathan Wild, Fund Manager, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 .  Joined the investment adviser in 1996. Prior to that, fund manager, Finsbury
   Asset Management from 1988 to 1996.
 .  Analyst specializing in the building and construction and building materials sectors.
 .  12 years of investment industry experience.


                                                       A Member of the
                                                       Deutsche Bank Group  [/]
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Marco Ricci, Fund Manager, Deutsche Asset Management Investment Services Limited
and Co- Manager of the Fund.

 .  Joined the investment adviser in 1997. Prior to that, analyst, Fidelity
   International Limited from 1994 to 1997.
 .  9 years of investment industry experience.
 .  Analyst specializing in smaller companies.
 .  MBA, University of Pennsylvania.


Ser Mui Lim, Fund Manager, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 .  Joined the investment adviser in 1991. Prior to that, fund manager, Deutsche
   Asset Management (Asia) Limited from 1988 to 1991.
 .  20 years of investment industry experience.
 .  Analyst specializing in small cap investments in the Asian region including
   Hong Kong, Korea, Malaysia and Singapore.


Hitoshi Nishiyama, Fund Manager, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 .  Joined the investment adviser in 1999. Prior to that, senior fund manager,
   Nomura Asset Management from 1992-1999.
 .  19 years investment industry experience.
 .  Japanese small cap equity analyst.


               Please Retain This Supplement for Future Reference


SUPP352 (6/00)

CUSIP: 61735K406